THE RBB FUND TRUST

MUFG Japan Small Cap Active ETF
(NYSE Arca - MJSC)

Supplement dated June 1, 2026 to the Prospectus dated December 31, 2025

1.	The “Fees and Expenses” table and “Example” in the section entitled “SUMMARY SECTION” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.93%
Total Annual Fund Operating Expenses	1.68%
Fee Waivers and/or Expense Reimbursement	(0.67)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(2)	1.01%

(1)	“Other Expenses” are estimated for the current fiscal year. “Other Expenses” include acquired fund fees and expenses (“AFFE”) of 0.01%, which are indirect fees and expenses that the Fund incurs from holding the shares of other mutual funds, including money market funds and exchange traded funds. AFFE is estimated for the current fiscal year.
(2)	Effective June 1, 2026, The RBB Fund Trust (the “Trust”) and Clearbrook Investment Consulting, LLC (the “Adviser”) entered into an expense limitation agreement under which the Adviser has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, 12b-1 fees (if any), brokerage commissions, extraordinary items, interest or taxes) through the period ending December 31, 2027 do not exceed 1.00% of Shares. The expense limitation agreement may be terminated by the Board of Trustees of the Trust (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$464	$850	$1,931

2.	The following paragraph is added to the section entitled “MANAGEMENT OF THE FUND – Investment Adviser” of the Prospectus:

The Adviser has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, 12b-1 fees (if any), brokerage commissions, extraordinary items, interest or taxes) through the period ending December 31, 2027 do not exceed 1.00% of Shares. The expense limitation agreement may be terminated by the Board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Adviser.

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Investors should retain this supplement for future reference.